UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 27, 2009

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                    Other Events.

AECOM Technology Corporation (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinion of Gibson, Dunn & Crutcher LLP relating to the Company’s prospectus supplement dated November 27, 2009, to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-157646), which became effective upon filing with the Securities and Exchange Commission on March 3, 2009.   The Company filed the prospectus supplement to register the resale of up to 1,015,475 shares of common stock, issued in connection with a merger, by the selling stockholders from time to time.  A copy of the opinion of Gibson, Dunn & Crutcher LLP is filed as Exhibit 5.1 hereto and is hereby incorporated by reference into the Registration Statement.

Item 9.01                                       Financial Statements and Exhibits.

(d)  Exhibits

5.1       Opinion of Gibson, Dunn & Crutcher LLP.

23.1     Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: November 27, 2009	By:	/s/ DAVID Y. GAN
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).